UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 29, 2003

                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          _____________________________

                 DELAWARE                           000-29598                   36-3252484
       (State or other jurisdiction          (Commission file number)        (I.R.S. employer
            of incorporation)                                               identification no.)

           501 W. NORTH AVENUE                                                    60160
          MELROSE PARK, ILLINOIS                                                (Zip Code)
 (Address of principal executive offices)

       Registrant's telephone number, including area code: (708) 865-1053

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On July 29, 2003, Midwest Banc Holdings, Inc. (the "Company") announced its earnings results for the quarter ended June 30, 2003. Attached as Exhibit
99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

ITEM 7(C).  EXHIBITS.

Exhibit 99.1      Press Release dated July 29, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 29, 2003, the Company announced its earnings results for the quarter ended June 30, 2003. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page ____ of
Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MIDWEST BANC HOLDINGS, INC.


Date:  July 29, 2003                  By:  /s/ Brad A. Luecke
                                           ------------------------------------
                                           Brad A. Luecke
                                           President and Chief Executive Officer



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